UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Crimson Wine Group, Ltd.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2700 Napa Valley Corporate Drive, Suite B
Napa, California 94558

Notice of the Annual Meeting of Stockholders
To be held July 20, 2018

June 8, 2018
Dear Stockholders,

You are cordially invited to the 2018 annual meeting of stockholders (the “Annual Meeting”) of Crimson Wine Group, Ltd. to be held at Pine Ridge Vineyards, 5901 Silverado Trail, Napa, California 94558, on Friday, July 20, 2018, beginning at 10:00 a.m., local time. The Annual Meeting will be held for the following purposes:

1.	To elect seven members to our Board of Directors;

2.	To ratify the selection of BPM LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2018; and

3.	To transact such other business that may properly come before the Annual Meeting or any adjournment thereof.

The Company’s Board of Directors has fixed the close of business on May 21, 2018 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

Only record holders, and people holding proxies from record holders, of Crimson Wine Group common stock as of the record date may attend the Annual Meeting.

On or about June 8, 2018, we began mailing a Notice of Internet Availability of Proxy Materials to our stockholders informing them that our Proxy Statement, Annual Report-Executive Summary, and voting instructions are available on the Internet as of the same date. As more fully described in the Notice of Internet Availability of Proxy Materials, all stockholders may choose to access our proxy materials via the Internet or may request printed copies of the proxy materials.

The Notice of Annual Meeting, Proxy Statement, and 2017 Annual Report-Executive Summary are available at http://crimsonwinegroup.investorroom.com/sec-filings.

YOUR VOTE IS VERY IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE HOPE THAT YOU WILL READ THE PROXY STATEMENT AND VOTE YOUR PROXY BY TELEPHONE, VIA THE INTERNET, OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND COMPLETING, SIGNING, AND RETURNING THE PROXY CARD ENCLOSED THEREIN.

By Order of the Board of Directors

Tina Hilger
Corporate Secretary

2700 Napa Valley Corporate Drive, Suite B
Napa, California 94558

PROXY STATEMENT

Annual Meeting of Stockholders

This proxy statement (the “Proxy Statement”) is being furnished to the stockholders of Crimson Wine Group, Ltd., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use in voting at the Annual Meeting of Stockholders to be held on July 20, 2018, and at any adjournments or postponements thereof (the “Annual Meeting”).
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July 20, 2018:
The U.S. Securities and Exchange Commission, or SEC, has adopted rules that allow us to use a “Notice and Access” model to make our proxy statement and other annual meeting materials available to you. On or about June 8, 2018, we began mailing a notice to our stockholders, called the Notice of Internet Availability of Proxy Materials (the “Notice”), advising that our proxy statement, Annual Report-Executive Summary, and voting instructions can be accessed on the Internet upon the commencement of such mailing. You may then access these materials and vote your shares via the Internet or by telephone or you may request that a printed copy of the proxy materials be sent to you. You will not receive a printed copy of the proxy materials unless you request one in the manner described in the Notice. Using the Notice allows us to conserve natural resources and reduces the costs of printing and distributing the proxy materials while providing our stockholders with access to the proxy materials in a fast and efficient manner via the Internet.

The Notice of Annual Meeting, Proxy Statement, and Annual Report-Executive Summary are available at http://crimsonwinegroup.investorroom.com/sec-filings.

THE MEETING
Date, Time and Place
The Annual Meeting will be held on July 20, 2018 at 10:00 a.m., local time, at Pine Ridge Vineyards, 5901 Silverado Trail, Napa, California 94558.
Matters to be Considered
At the meeting, stockholders will be asked to consider and vote to elect seven directors, and to ratify the selection of independent auditors.
See “ELECTION OF DIRECTORS” and “RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.” The Board of Directors does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.
Record Date; Shares Outstanding and Entitled to Vote
 Stockholders of record as of the close of business on May 21, 2018 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 23,967,397 common shares outstanding and entitled to vote, with each share entitled to one vote.
Broker Non-Votes
A “broker non-vote” occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Under New York Stock Exchange rules applicable to brokers (which are also applicable to companies whose securities are traded through the OTC Bulletin Board), brokers may not vote on “non-routine” proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as “non-votes.” The proposal to elect directors is considered a “non-routine” item, which means that brokerage firms may not vote in their discretion regarding that item on behalf of beneficial owners who have not furnished voting instructions. The proposal to ratify the selection of independent auditors, however, is considered a “routine” item, which means that brokerage firms may vote in their discretion regarding the selection of independent auditors on behalf of beneficial owners who have not furnished voting instructions. Because at least one routine item is to be voted upon at the meeting, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the 2018 Annual Meeting.
Required Votes for Each Proposal
Election of Directors. Under Delaware law, the affirmative vote of the holders of a plurality of the common shares voted at the meeting is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward the nominee’s achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee, broker non-votes or shares present by proxy where the stockholder withholds authority to vote for the nominee will not be counted toward the nominee’s achievement of a plurality.
Selection of Auditors. Ratification of the selection of BPM LLP as our independent auditors requires the affirmative vote of the holders of a majority of the common shares voted on the matter. Abstentions, if any, will not be counted as votes cast and therefore will have no effect for the purpose of determining whether the proposal has been approved.
Voting and Revocation of Proxies
Stockholders are requested to vote either by proxy or in person at the Annual Meeting by written ballot. If you choose to vote by proxy, you may do so via the Internet or by telephone, or by requesting a printed copy of the proxy materials and mailing in the enclosed proxy card. Voting instructions are provided on the proxy card. Even if you plan to attend the Annual Meeting, the Board recommends that you submit a proxy in advance via the Internet, by telephone or by mail. In this way, your shares of common stock will be voted as directed by you even if you should become unable to attend the Annual Meeting. If a stockholder does not return a signed proxy card, and does not attend the meeting and vote in person, his or her shares will not be voted.
If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from your record holder.
Shares of our common stock represented by properly executed proxies received by us which are not revoked will be voted at the meeting in accordance with the instructions contained therein. Subject to the broker non-vote rules discussed above under “Required Votes for Each Proposal,” if instructions are not given, proxies will be voted for the election of each nominee for director named and for ratification of the selection of independent auditors.
Any proxy signed and returned by a stockholder may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, at our address set forth herein, by executing and delivering a later-dated proxy in writing or by voting in person at the meeting. Attendance at the meeting will not in and of itself constitute revocation of a proxy. If your shares are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on the Record Date, in order to vote your shares at the meeting.
Dissenters’ Rights
Under Delaware law, stockholders are not entitled to dissenters’ rights in connection with any of the proposals to be presented at the Annual Meeting or to demand appraisal of their shares as result of the approval of any of the proposals.
Proxy Solicitation
We will bear the costs of solicitation of proxies for the meeting. In addition to solicitation by mail, directors, officers and our regular employees may solicit proxies from stockholders by telephone, in person or otherwise. These directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Solicitation will be conducted by our directors, officers and employees and we will bear all costs associated with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.
Independent Auditors
We have been advised that representatives of BPM LLP, our independent auditors for 2018, will attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. We do not expect representatives of Moss Adams LLP to be present at the meeting.
ELECTION OF DIRECTORS
At the Annual Meeting, seven directors are to be elected to serve until the next annual meeting or until their successors are elected and qualified. All of the following nominees are currently serving as directors. The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote for the seven nominees named by the Board of Directors and listed on the following table. The Board of Directors expects that each of the nominees will be available for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors may propose.
Each of the biographies of the nominees for election as directors below contains information regarding the person’s service as a director, business experience, director positions with other public companies held currently or at any time during the past five years, and the experience, qualifications, attributes and skills that caused the Board of Directors to determine that the person should be nominated as a director of the Company at the Company’s 2018 Annual Meeting.

Name and present position, if any, with the Company	Age, period served as director, other business experience during the last five years and family relationships, if any
John D. Cumming
John D. Cumming, age 51. Mr. Cumming was elected as Chairman of Crimson in June 2015 after serving as a director since February 2013. Mr. Cumming is the Chairman and CEO of POWDR Adventure Lifestyle Co, a private ski resort and summer camp operating company. In addition to leading POWDR, Mr. Cumming holds many positions in related fields, including Chairman of Outside TV and Chairman of American Investment Company, a family-owned investment company with diversified holdings. He is the founder and Chairman Emeritus of The Park City Community Foundation and Director and Chairman Emeritus of the United States Ski and Snowboard Association Foundation. Mr. Cumming has managerial and investing experience in a broad range of businesses through his service as a senior executive and director of POWDR, his involvement as a founding shareholder of Mountain Hardwear, and his tenure on various boards of directors.

Joseph S. Steinberg
Joseph S. Steinberg, age 74, was elected as a director in February 2013. Mr. Steinberg has been a director of HomeFed Corporation since August 1998 and Chairman of the Board since December 1999. Mr. Steinberg is Chairman of the Board of Directors of Leucadia National Corporation, and from January 1979 until March 1, 2013 served as President of Leucadia National Corporation. Mr. Steinberg is also a director of Jefferies Group LLC. He also serves as the Chairman of HRG Group, Inc. (formerly known as Harbinger Group Inc.). Mr. Steinberg had previously served as a director of Mueller Industries, Inc. and Fortescue Metals Group Ltd. Mr. Steinberg has managerial and investing experience in a broad range of businesses through his more than 30 years as President and a director of Leucadia National Corporation. He also has experience serving on the boards and committees of both public and private companies.

Avraham M. Neikrug
Avraham M. Neikrug, age 48, was elected as a director in February 2013. Mr. Neikrug has been the Managing Partner of Goldenhill Ventures, a private investment firm that specializes in buying and building businesses in partnership with management, since June 2011. Mr. Neikrug has served as Vice President in Goldenhill Ventures LLC since June 2011 and Spin Holdings LLC since December 1999. Mr. Neikrug has managerial and investing experience in a broad range of businesses through his founding and operating of JIR Inc., a company involved in the development of regional cable television throughout Russia, JIRP, a business-to-business internet service provider (ISP) based in Austria, and M&A Argentina, a private equity effort in Argentina. Avraham M. Neikrug’s father is a first cousin to Joseph S. Steinberg.

Douglas M. Carlson
Douglas M. Carlson, age 61, was elected as a director in March 2013. Mr. Carlson was elected CEO and Chairman of Tommy's Superfoods, LLC in August 2015. Tommy's is in the frozen vegetables business and is quickly becoming a national brand in the U.S. with 10 different and creative seasoned blends of vegetables. From October 2013 to July 2015, Mr. Carlson was the Executive Vice President and Chief Marketing Officer of NOOK Media LLC, a subsidiary of Barnes & Noble, Inc. From April 2010 to September 2013, Mr. Carlson was Managing Partner of Rancho Valencia Resort & Spa, a tennis resort that includes fractional real estate. Prior to that, Mr. Carlson was Executive Chairman and Managing Director of Zinio, LLC and VIV Publishing, a digital publishing, retail and distribution platform for magazines, since 2005. Mr. Carlson co-founded FIJI Water Company LLC, Inc. in 1996 and served as its Chief Executive Officer from 1996 to 2005. Prior to joining FIJI, Mr. Carlson served as the Senior Vice President and Chief Financial Officer for The Aspen Skiing Company, from 1989 to 1996. Mr. Carlson has managerial and investing experience both within and outside the hospitality industry, as well as having been a certified public accountant.

Craig D. Williams
Craig D. Williams, age 67, was elected as a director in March 2013. From January 2015 to May 2018, Mr. Williams was the Chief Winegrower & Chief Operating Officer at Crimson Wine Group. Prior to that, Mr. Williams was the owner of Craig Williams Wine Company, a consulting business focused on winemaking and viticulture from 2008 to 2015. From 1976 to 2008, Mr. Williams held a variety of winemaking roles at Joseph Phelps Vineyards, rising to Senior Vice President of Winegrowing, responsible for all viticulture and winemaking activities, from 1999 to 2008. Mr. Williams has managerial experience and experience in multiple aspects of the wine business.

Francesca H. Schuler
Francesca H. Schuler, age 50, was elected as a director on March 11, 2016. Ms. Schuler is currently the Chief Executive Officer (CEO) at In-Shape Health Clubs. From March 2017 to February 2018, she was the Chief Operating Officer (COO), and prior to that she was the Chief Marketing Officer (CMO) from July 2015 to March 2017 at In-Shape Health Clubs. Prior to joining In-Shape, Ms. Schuler was the CMO of BevMo!. She joined BevMo! from Treasury Wine Estates Americas where she was CMO, managing a wine portfolio of over 50 brands. Prior to this, Ms. Schuler was the head of Marketing for Method Products, Inc., the VP of Global Brand Management at the Gap and a partner at Marakon Associates, a boutique management consulting firm, where she advised consumer and retail companies. Early in her career, she held several marketing and sales positions at the E&J Gallo Winery. Ms. Schuler has over 20 years of experience leading and managing multi-channel businesses and has focused on brand strategy, portfolio management, product development and innovation, e-commerce and digital strategy, CRM, and sales.

Colby A. Rollins
Colby A. Rollins, age 43, was elected as a director on April 25, 2018. Mr. Rollins is currently the Chief Operations Officer of American Investment Company, a family-owned investment company with diversified holdings. Previously, he served as the Chief Financial Officer of American Investment Company from January 2009 to January 2011. Mr. Rollins served as a Director, Chief Operations Officer, and Chief Financial Officer of Wing Enterprises, Inc., a privately-owned ladder company, from 2004 to 2008. He also has managerial and investment experience, including serving on the board of directors for Farm Brothers LLC, IPT, LLC (dba PayLock Parking Solutions), MTI Partners, LLC, PMH Investors, LLC, Snowbird Resort LLC, City Roasting Company LLC and Ready Foods, LLC. Mr. Rollins was also a certified public accountant with Deloitte and Touche.

The Board of Directors recommends a vote FOR the above-named nominees.

INFORMATION CONCERNING
THE BOARD OF DIRECTORS AND BOARD COMMITTEES
Director Independence
The Board of Directors has determined that all of the members of the Board of Directors, with the exception of Mr. Williams, are independent under the NASDAQ Stock Market’s listing standards for independence.
Certain Relationships and Related Person Transactions
Policies and Procedures with Respect to Transactions with Related Persons
The Board has adopted a written policy for the review, approval and ratification of transactions that involve “related persons” and potential conflicts of interest (the “Related Person Transaction Policy”).
The Related Person Transaction Policy applies to each director and executive officer of the Company, any nominee for election as a director of the Company, any security holder who is known to own of record or beneficially more than five percent of any class of the Company’s voting securities, any immediate family member of any of the foregoing persons, and any corporation, firm, association or other entity in which one or more directors of the Company are directors or officers, or have a substantial financial interest (each a “Related Person”).
Under the Related Person Transaction Policy, a Related Person Transaction is defined as a transaction or arrangement involving a Related Person in which the Company is a participant or that would require disclosure in the Company’s filings in accordance with SEC rules.
Under the Related Person Transaction Policy, Related Persons must disclose to the Audit Committee any potential Related Person Transactions and must disclose all material facts with respect to such transaction. All Related Person Transactions will be reviewed by the Audit Committee and, in its discretion, approved or ratified. In determining whether to approve or ratify a Related Person Transaction the Audit Committee will consider the relevant facts and circumstances of the Related Person Transaction, which may include factors such as the relationship of the Related Person with the Company, the materiality or significance of the transaction to the Company and the Related Person, the business purpose and reasonableness of the transaction, whether the transaction is comparable to a transaction that could be available to the Company on an arms-length basis, and the impact of the transaction on the Company’s business and operations.
From time to time, our directors and officers may engage in purchases of our products at substantial discounts (but not below cost) as determined to be reasonable under the circumstances. Generally, we do not believe any such transactions to be material to the Company or the related person and do not believe that any such transactions would impair the independence of any director. The Board has considered these possible purchases under the Related Person Transaction Policy and has determined that no such purchase will require prior approval by the Audit Committee.

Meetings and Committees
During 2017, the Board of Directors met three times. All seven of our then directors attended our 2017 Annual Meeting of Stockholders.
The Board of Directors of the Company has a standing Audit Committee. It does not have a compensation or nominating committee. As our common stock is traded on the OTC Market, we are not subject to listing standards that would require us to have a compensation committee or that would require director nominees to be selected or recommended by a majority of independent directors or a nominating committee comprised solely of independent directors. The Board believes it is appropriate to have all directors involved in setting executive and director compensation and in the process of nominating directors, rather than delegate these responsibilities to a smaller group of directors. Under the listing standards of the NASDAQ Stock Market, all of the members of the Board of Directors, with the exception of Mr. Williams, are independent directors serving on the Board. The Company will continue to evaluate the need for a compensation committee and a nominating committee in the future.
Procedures for Recommending Nominees

A stockholder entitled to vote in the election of directors may nominate one or more persons for election as director at a meeting if written notice of that stockholder’s intent to make the nomination has been given to us, with respect to an election to be held at an annual meeting of stockholders, no earlier than 150 days and no later than 120 days before the first anniversary of our proxy statement in connection with the last annual meeting, and, with respect to an election to be held at a special meeting of stockholders, no earlier than 150 days before such special meeting and no later than 120 days before such special meeting, or if the first public notice of such special meeting is less than 130 days prior to the date of such special meeting, the tenth day following the date on which public notice of the meeting is first given to stockholders. The notice shall provide such information as required under the Company’s By-laws, including, without limitation, the name and address of the stockholder and his or her nominees, a representation that the stockholder is entitled to vote at the meeting and intends to nominate the person, a description of all arrangements or understandings between the stockholder and each nominee, other information as would be required to be included in a proxy statement soliciting proxies for the election of the stockholder’s nominees, the consent of each nominee to serve as a director of the Company if so elected, information concerning the stockholder’s direct and indirect ownership of securities of the Company, including with respect to any beneficial owner of securities of the Company held by the stockholder, and compensation received by or relationships between such stockholder with respect to the securities of the Company from any beneficial owner of such securities. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company.
We did not receive any nominations from stockholders for election as directors at the meeting. See “PROPOSALS BY STOCKHOLDERS” below for the deadline for nominating persons for election as directors for the 2019 annual meeting.
Audit Committee
The Board of Directors has adopted a charter for the Audit Committee, which is available on our website, www.crimsonwinegroup.com. The Audit Committee consists of Mr. Carlson, who serves as the Chairman, and Mr. Neikrug. The Board of Directors has determined that Mr. Carlson is qualified as an audit committee financial expert within the meaning of regulations of the SEC and that each of Mr. Carlson and Mr. Neikrug is independent applying the NASDAQ Stock Market’s listing standards for independence and the SEC’s independence requirements for audit committee members. During 2017, the Audit Committee met four times.
Board Structure and Risk Oversight
John D. Cumming serves as our Chairman. Patrick M. DeLong serves as our President and Chief Executive Officer. As Chairman, Mr. Cumming focuses primarily on long-term strategic issues facing the Company along with the rest of the Board. As President and Chief Executive Officer, Mr. DeLong focuses primarily on the Company’s day-to-day operations and management of the Company’s business. The Board believes that this is an effective leadership structure from which the Company has benefited as it strengthens the Company’s ability to pursue its strategic and operational objectives.

The Board is responsible for the general oversight of risks that affect the Company. The Board regularly receives reports on the operations of the Company from the President and other members of management and discusses the risks related thereto. The Board also fulfills its oversight role through the operation of its Audit Committee, which is composed of independent directors. The Audit Committee has responsibility for risk oversight in connection with its review of the Company’s financial reports filed with the SEC. The Audit Committee receives reports from the Company’s Chief Financial Officer, the Company’s Chief Executive Officer and the Company’s independent auditors in connection with the review of the Company’s quarterly and annual financial statements regarding significant transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, the Company’s independent auditors also communicate their assessment of management’s conclusions. The Audit Committee also oversees the Related Person Transactions Policy.
Attendance
In 2017, all directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of the committees on which they served. It is the Company’s policy that each director is expected to dedicate sufficient time to the performance of his or her duties as a director, including by attending meetings of the stockholders, the Board of Directors and committees of which he or she is a member.
Communicating with the Board
Stockholders and other parties interested in communicating directly with the Board of Directors as a group may do so by writing to the Board of Directors, c/o Corporate Secretary, Crimson Wine Group, 2700 Napa Valley Corporate Drive, Suite B, Napa, California 94558. The Corporate Secretary will review all correspondence and regularly forward to the Board of Directors a summary of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that the Corporate Secretary otherwise determines requires attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of all such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.
Code of Business Practice
We have a Code of Business Practice, which is applicable to all of our directors, officers and employees, and includes a Code of Practice applicable to our principal executive officers and senior financial officers. Both the Code of Business Practice and the Code of Practice are available on our website. We intend to post amendments to or waivers from our Code of Practice on our website as required by applicable law.
INFORMATION ON STOCK OWNERSHIP
Present Beneficial Ownership
Set forth below is certain information as of May 21, 2018, with respect to the beneficial ownership of common shares, determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, by (1) each person who, to our knowledge, is the beneficial owner of more than 5% of our outstanding common shares, which is our only class of voting securities, (2) each director, (3) each of the executive officers named in the Summary Compensation Table under “Executive Compensation,” (4) charitable foundations established by our directors and (5) all of our executive officers and directors as a group. The percentage ownership information under the column entitled “Percent of Class” is based on 23,967,397 shares of common stock outstanding as of May 21, 2018. Unless otherwise stated, the business address of each person listed is c/o Crimson Wine Group, 2700 Napa Valley Corporate Drive, Suite B, Napa, CA 94558.

Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership		Percent of Class
Named directors and executive officers
John D. Cumming	2,627,394	(a)	11.0%
Joseph S. Steinberg	2,511,591	(b)	10.5%
Patrick M. DeLong	14,789		*
Douglas M. Carlson	5,000		*
Avraham M. Neikrug	4,030	(c)	*
Francesca H. Schuler	1,500		*
Craig D. Williams	1,000		*
Colby A. Rollins	-		-
Nicolas M.E. Quillé	-		-
Mike S. Cekay	-		-
All directors and executive officers as a group (10)	5,165,304		21.6%
Charitable foundations and 5% or greater stockholder
Cumming Foundation	18,321	(d)	*
John D. Cumming Family Foundation	9,166	(e)	*
Joseph S. and Diane H. Steinberg 1992 Charitable Trust	33,000	(f)	0.1%
Beck, Mack & Oliver LLC	3,162,236	(g)	13.2%
565 Fifth Avenue
New York, NY 10017
Mario J. Gabelli	1,225,503	(h)	5.1%
One Corporate Center
Rye, New York 10580-1435

* Less than 0.1%.

(a)	Includes 216,566 (0.9%) shares owned directly by Mr. John D. Cumming and 2,410,828 (10.1%) shares owned by the Estate of Ian M. Cumming, of which Mr. John D. Cumming serves as Personal Representative.

(b)
Includes 15,120 (less than 0.1%) shares of common stock beneficially owned by Mr. Steinberg’s wife and daughter, 1,786,627 (7.5%) shares of common stock held by corporations that are wholly owned by Mr. Steinberg, or held by corporations that are wholly owned by family trusts as to which Mr. Steinberg has sole voting and dispositive control, or held by such trusts, and 386,262 (1.6%) shares of common stock held in a trust for the benefit of Mr. Steinberg’s children as to which Mr. Steinberg may be deemed to be the beneficial owner.

(c)	Includes 30 shares of common stock owned of record by Mr. Neikrug’s minor son.

(d)	Mr. John D. Cumming is a trustee of the Cumming Foundation, a private charitable foundation, and disclaims beneficial ownership of the shares of common stock held by the foundation.

(e)
Mr. John D. Cumming is President and a director of the John D. Cumming Family Foundation, a private charitable foundation, and disclaims beneficial ownership of the shares of common stock held by the foundation.

(f)	Mr. Steinberg and his wife are the trustees of the charitable trust. Mr. Steinberg and his wife disclaim beneficial ownership of the shares of common stock held by the charitable trust.

(g)	Based on Schedule 13G filed by Beck, Mack & Oliver LLC with the SEC on February 2, 2018.

(h)
Based on Schedule 13D filed by Mr. Gabelli with the SEC on March 3, 2016. All shares are held directly or indirectly in entities that Mr. Gabelli either controls or for which he acts as chief investment officer, including 345,000 shares (1.4%) owned by GAMCO Asset Management Inc., 370,503 shares (1.5%) owned by Gabelli Funds, LLC and 510,000 shares (2.1%) owned by Teton Advisors, Inc.

As of May 21, 2018, Cede & Co. held of record 19,763,991 shares of our common stock (approximately 82.5% of our total common stock outstanding). Cede & Co. held such shares as a nominee for broker-dealer members of The Depository Trust Company, which conducts clearing and settlement operations for securities transactions involving its members.
As described herein, our common stock is subject to transfer restrictions that are designed to reduce the possibility that certain changes in ownership could result in limitations on the use of our tax attributes. Our certificate of incorporation contains provisions that generally restrict the ability of a person or entity from acquiring ownership (including through attribution under the tax law) of 5% or more of our common shares and the ability of persons or entities now owning 5% or more of our common shares from acquiring additional common shares. Stockholders

(and prospective stockholders) are advised that, under the tax law rules incorporated in these provisions, the acquisition of even a single share of common stock may be proscribed under our certificate of incorporation, given (among other things) the tax law ownership attribution rules as well as the tax law rules applicable to acquisitions made in coordination with or in concert with others. The restriction will remain until the earliest of (a) December 31, 2022, (b) the repeal of Section 382 of the Internal Revenue Code (or any comparable successor provision) and (c) the beginning of our taxable year to which these tax attributes may no longer be carried forward. The restriction may be waived by our Board of Directors.
Stockholders are advised to carefully monitor their ownership of our common stock and consult their own legal advisors and/or us to determine whether their ownership of our common shares approaches the proscribed level.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Based solely upon a review of the copies of such forms furnished to us and written representations from our executive officers, directors and greater than 10% beneficial stockholders, we believe that all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis during our most recent fiscal year.
EXECUTIVE COMPENSATION
Compensation Discussion & Analysis
Introduction
As previously stated, the Board does not have a standing compensation committee and, as a result, the Board of Directors in its entirety will perform such functions as would otherwise be performed by a compensation committee. The Company believes that given the Company’s recent status as an independent public company, it is appropriate for all directors to be involved in the compensation process; however, the Board will continue to evaluate the desirability of forming a compensation committee in the future.

Directors and Executive Officers
The following table sets forth the names of each of our executive officers, and each such person’s position with the Company and age.

Name	Position	Age
Patrick M. DeLong	President and Chief Executive Officer	53
Nicolas M.E. Quillé	Chief Winemaking & Operations Officer	46
Mike S. Cekay	Senior Vice President, Global Sales	46

Set forth below is additional information as to each non-director executive officer.
Patrick M. DeLong, age 53. Mr. DeLong has served as President and Chief Executive Officer of Crimson since November 2014 and served as Chief Financial & Operating Officer of Crimson from July 2007 through November 2014. Mr. DeLong served as the Senior Vice President & CFO of Icon Estates, which was a fine wine division of Constellation Brands, Inc., from 2004 to 2006. Mr. DeLong was at the Robert Mondavi Corporation in a variety of roles from 1998 to 2004, including Senior Vice President of Finance & Planning.
Nicolas M.E. Quillé, age 46. Mr. Quillé has served as Chief Winemaking and Operations Officer since May 2018. Mr. Quillé was most recently General Manager and Head Winemaker of Banfi Vintners’ boutique portfolio of wineries in the Pacific Northwest. He spent the last 26 years in a variety of winegrowing positions in both France and the United States. In addition to his role with Banfi, his U.S. experience includes winegrowing and management positions with Pacific Rim and Bonny Doon. Prior to moving to the United States, Mr. Quillé worked in Burgundy (Antonin Rodet and Domaine Prieur), Provence (Domaine de la Courtade), Champagne (Laurent Perrier) and Portugal (Taylor’s Port).

Mike S. Cekay, age 46. Mr. Cekay has served as Senior Vice President of Global Sales of Crimson since May 2012. Mr. Cekay served as the Executive Vice President, Global Sales Manager of Don Sebastiani & Sons from 2009 to 2012. Mr. Cekay was Vice President of Sales at Future Brands LLC from 2007 to 2009. Mr. Cekay was Divisional Sales Vice President for Beam Wine Estates from 2005 to 2007.
Stock Ownership Requirements
We do not have a formal stock ownership requirement, although two of our directors, Messrs. John D. Cumming and Joseph S. Steinberg, respectively, beneficially own approximately 11.0% and 10.5% of our outstanding common stock as of May 21, 2018.
Accounting and Tax Matters
The Company does not currently provide share-based compensation to employees or directors. In the future, if share-based compensation is provided to employees or directors, the cost of such share-based compensation would be recognized in the Company’s financial statements based on their fair values at the time of grant and would be recognized as an expense over the vesting period of any such award in accordance with GAAP.
Summary Compensation Table
The following table shows, for fiscal years 2017 and 2016, all of the compensation earned by, awarded to or paid to our Chief Executive Officer and our two other highest paid executive officers

Summary Compensation Table
Name and Principal Position	Year	Salary (1)	Bonus	All Other Compensation (2)	Total
Patrick M. DeLong,	2017	$345,000	$120,000	$23,268	$488,268
President and Chief Executive Officer	2016	$345,000	$225,000	$23,268	$593,268
Craig D. Williams,	2017	$230,000	$70,000	$17,268	$317,268
Chief Operating Officer and Chief Winegrower (3)	2016	$230,000	$115,000	$17,268	$362,268
Mike S. Cekay,	2017	$285,000	$57,000	$20,995	$362,995
Senior Vice President of Sales	2016	$285,000	$80,000	$21,768	$386,768

(1)	Base salary under employment agreements with subsequent increases at the Board of Director’s sole discretion.

(2)	Includes 401k contributions, health club reimbursements and car allowance paid by the Company.

(3)	Craig D. Williams retired from the Company in 2018 and was succeeded by Nicolas M.E. Quillé.

Employment Agreements
Patrick M. DeLong. Pursuant to an agreement we entered into with Mr. DeLong, which continues until terminated by us or Mr. DeLong, or due to his death or disability that renders him unable to perform his duties under the agreement for 90 consecutive days in any 12-month period, Mr. DeLong is entitled to an annual bonus opportunity based on performance goals established by the Board of Directors and Mr. DeLong at the beginning of each calendar year. Mr. DeLong’s target bonus was 40% of his annual base salary for the first full calendar year, 45% for the second full calendar year and 50% for the third full calendar year and subsequent calendar years. We will notify Mr. DeLong if the bonus target becomes different than 50% of his base salary. Notwithstanding the provisions of the agreement, the Board of Directors may make a determination as to bonus payable to Mr. DeLong at its discretion. Pursuant to the agreement, Mr. DeLong is also eligible to participate in and receive any stock option grants, to participate in any standard company benefits and to receive a car allowance benefit of $1,400 per month. Mr. DeLong is also eligible to share a percentage of our pre-tax income, subject to terms determined by us pursuant to any long term incentive or deferred compensation program. Mr. DeLong is entitled to certain benefits if his employment is terminated or upon other events. See “Potential Payments on Termination or Change of Control” below.

Craig D. Williams. Pursuant to an agreement we entered into with Mr. Williams, which continues until terminated by us or Mr. Williams at any time and for any reason or for no reason with or without notice, Mr. Williams is eligible for an annual bonus in an amount to be determined by us in our discretion. The amount of any annual bonus will be based upon our performance and Mr. Williams’ performance, as determined by us, against goals mutually agreed upon between Mr. Williams and us. Mr. Williams is also eligible to participate in standard company benefits. Effective July 1, 2015, Mr. Williams became eligible to receive a car allowance benefit of $1,400 per month. Mr. Williams is not entitled to any benefits if his employment is terminated or upon other events. Mr. Williams retired from the Company in 2018 and will transition to a consulting role. Mr. Williams will be succeeded by Nicolas M.E. Quillé.

Nicolas M.E. Quillé. Pursuant to an agreement we entered into with Mr. Quillé, which continues until terminated by us or Mr. Quillé at any time and for any reason or for no reason with or without notice, Mr. Quillé will receive annual compensation of $255,000 and will be eligible for an annual bonus in an amount to be determined by us in our sole discretion. The amount of any annual bonus will be based upon our performance and Mr. Quillé’s performance, as determined by us, against goals mutually agreed upon between Mr. Quillé and us. Beginning in 2020, there will be an opportunity to increase Mr. Quillé’s bonus target subject to meeting certain key performance indicators. Pursuant to the agreement, Mr. Quillé will receive a car allowance benefit of $1,400 per month and is eligible to participate in standard company benefits. Mr. Quillé is entitled to certain benefits if his employment is terminated or upon other events.

Mike S. Cekay. Pursuant to an agreement we entered into with Mr. Cekay, which continues until terminated by us or Mr. Cekay at any time and for any reason or for no reason with or without notice, Mr. Cekay is eligible for an annual bonus in an amount to be determined by us in our discretion up to 30% bonus target of base salary plus an accelerator, based on sales contribution as compared to target, to be determined annually. The amount of any annual bonus will be based upon our performance and Mr. Cekay’s performance, as determined by us, against goals mutually agreed upon between Mr. Cekay and us. Pursuant to the agreement, Mr. Cekay is also eligible to participate in a long term incentive plan, receive a car allowance benefit of $1,400 per month and participate in standard company benefits. Mr. Cekay is not entitled to any benefits if his employment is terminated or upon other events.

Potential Payments on Termination or Change of Control
The information below describes and quantifies certain compensation that would become payable under each named executive officer’s employment agreement if, as of December 31, 2017, their employment had been terminated (including termination in connection with a change in control). Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event.

Patrick M. DeLong. In the event Mr. DeLong’s employment is terminated by us without cause, by him with good reason or by a successor (whether direct, indirect, by purchase, merger, consolidation or otherwise) before a change in control, he shall be entitled to continue to receive as severance, payment, in accordance with our current payroll practices, of his base salary in effect at the time of termination for 12 months.

Director Compensation
As approved in March 2013, our non-employee directors receive an annual retainer of $25,000 for serving on the Board of Directors and a per meeting fee of $2,500 for each Board, committee or stockholder meeting attended in person. Mr. Carlson receives an additional $26,000 annually for serving as Chairman of the Audit Committee, and Mr. Neikrug receives an additional $17,000 annually for serving on the Audit Committee. During 2017, Mr. Williams was an employee of the Company, therefore he was not eligible to receive separate compensation as a director. The Company reimburses directors for reasonable travel expenses incurred in attending board and committee meetings. The 2017 director compensation for our non-employee directors is set forth below.

Director Compensation Table
Name	Fees earned or paid in cash	All Other Compensation	Total
Non-Employee Directors
Ian M. Cumming (1)	$32,500	$-	$32,500
Joseph S. Steinberg	$35,000	$-	$35,000
John D. Cumming	$35,000	$-	$35,000
Francesca H. Schuler	$32,500	$-	$32,500
Non-Employee Directors - Audit Committee Members
Avraham M. Neikrug	$52,000	$-	$52,000
Douglas M. Carlson	$61,000	$-	$61,000

(1)	Ian M. Cumming retired from the Board of Directors effective January 5, 2018.

Compensation Policies and Risk Management

The Company does not have a formal compensation plan for any of its employees. Annually, the Board of Directors will consider making incentive compensation awards that are purely discretionary, taking into account the employee’s individual performance as well as the Company’s performance for the particular year. Accordingly, the Company believes that its compensation policies do not reward employees for imprudent risk taking.

Equity Compensation Plan Information
Our Board of Directors previously adopted an equity compensation plan, which allows the Company to grant incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, and other stock-based awards, and performance-based compensation awards to its officers, employees, and non-employee directors. The equity compensation plan will be administered by our Board of Directors, which is authorized to select the officers, employees and non-employee directors to whom awards will be granted, and to determine the type and amount of such awards. The maximum number of shares available for issuance under the plan is 1 million. To the extent permitted by Section 162(m) of the Code, our Board of Directors is authorized to design any award so that the amounts or shares payable or distributed pursuant to such award will be treated as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and related regulations. The equity compensation plan was filed as an Exhibit to the Company’s Form 8-K, filed on February 25, 2013. This summary of the plan is qualified in its entirety by reference to the full text of the plan. As of the date of this report, no grants have been made under the plan.

AUDIT COMMITTEE REPORT
The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2017.
Review with Management
The Audit Committee reviewed and discussed our audited financial statements with management.
Review and Discussions with Independent Auditors
The Audit Committee discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. Our independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee discussed with our independent auditors the matters that are required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also received the written disclosures and the letter from our independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding our independent auditors’ communications with the Audit Committee concerning independence; and has discussed with our independent auditors their independence. The Audit Committee also concluded that our independent auditors’ provision of audit and non-audit services to the Company and its subsidiaries, as described in this proxy statement, was compatible with our independent auditors’ independence.
Conclusion
Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Form 10-K for the year ended December 31, 2017 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the
Board of Directors

Douglas M. Carlson, Chairman
Avraham M. Neikrug

INDEPENDENT ACCOUNTING FIRM FEES
Prior to formation of the Audit Committee, the Board of Directors adopted a policy for pre-approval by the Audit Committee of all audit and non-audit work performed by the Company’s independent registered public accounting firm and has pre-approved (i) certain general categories of work where no specific case-by-case approval is necessary (“general pre-approvals”) and (ii) categories of work which require the specific pre-approval of the Audit Committee (“specific pre-approvals”). For additional services or services in an amount above the annual amount that has been pre-approved, additional authorization from the Audit Committee is required. The Audit Committee has delegated to the Chairman of the Audit Committee the ability to pre-approve all of these services in the absence of the full committee. Any pre-approval decisions made by the Chairman of the Audit Committee under this delegated authority will be reported to the full Audit Committee. All requests for services to be provided by our independent registered public accounting firm that do not require specific approval by the Audit Committee must be submitted to the Chief Financial Officer of the Company, who determines whether such services are in fact within the scope of those services that have received the general pre-approval of the Audit Committee. The Chief Financial Officer reports to the Audit Committee periodically, at a minimum quarterly.

In accordance with the SEC’s definitions and rules, Audit Fees are fees paid to our independent registered public accounting firm for professional services for the audit of the Company’s consolidated financial statements included in the Company’s Form 10-K, the review of financial statements included in the Company’s Form 10-Qs, services that are normally provided in connection with statutory and regulatory filings or engagements, assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. Audit Related Fees include professional services for the audit of the Company’s 401K plan, including compliance with regulatory matters, and consulting with respect to technical accounting and disclosure rules. For the years ended December 31, 2017 and 2016, Moss Adams, LLP, our then independent registered public accounting firm, did not perform any tax related services for the Company.
The following table sets forth the aggregate fees incurred by us for the following periods relating to our 2016 and 2017 independent registered public accounting firm, Moss Adams LLP:

	Year Ended December 31,
	2017	2016
Audit Fees (1)	$305,000	$290,000
Audit Related Fees	10,000	7,500
Total	$315,000	$297,500

(1) Audit fees for the year ended December 31, 2016 included one-time fees of $19,000.

Information About Our Independent Auditors
On April 2, 2018, the Company dismissed Moss Adams LLP as its independent registered public accounting firm and approved the engagement of BPM LLP to replace Moss Adams LLP as its independent registered public accounting firm. Both actions were approved by the Company’s Audit Committee.
The reports issued by Moss Adams LLP with respect to the Company’s financial statements for the past two fiscal years, which ended on December 31, 2016 and December 31, 2017, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s two most recent fiscal years (and the subsequent interim period preceding Moss Adams LLP’s dismissal), there were no disagreements between the Company and Moss Adams LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Moss Adams LLP, would have caused Moss Adams LLP to make reference to the subject matter of the disagreement(s) in connection with its report(s). In addition, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K during such periods.

During the Company’s two most recent fiscal years (and the subsequent interim period preceding the Company’s engagement of BPM LLP), neither the Company nor anyone on its behalf consulted BPM LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered by BPM LLP with respect to the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that BPM LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement between the Company and Moss Adams LLP or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
The ratification of the selection of BPM LLP as independent auditors is being submitted to stockholders because we believe that this action follows sound corporate practice and is in the best interests of the stockholders. If the stockholders do not ratify the selection by the affirmative vote of the holders of a majority of the common shares voted at the meeting, the Audit Committee of the Board of Directors will reconsider the selection of independent auditors, but such a vote will not be binding on the Audit Committee. If the stockholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the year if they believe that this change would be in our and our stockholders’ best interests.
The Board of Directors recommends that the stockholders ratify the selection of BPM LLP, an independent registered public accounting firm, as the independent auditors to audit our accounts for 2018. The Audit Committee approved the selection of BPM LLP as our independent auditors for 2018. BPM LLP are currently our independent auditors.
The Board of Directors recommends a vote FOR this proposal.
ANNUAL REPORT AND COMPANY INFORMATION
A copy of our 2017 Annual Report is being furnished to stockholders concurrently herewith. Exhibits to the Annual Report will be furnished to stockholders upon payment of photocopying charges. Stockholders may request a written copy of our Audit Committee Charter and our Code of Business Practice, which includes our Code of Practice, by writing to Corporate Secretary, Crimson Wine Group, 2700 Napa Valley Corporate Drive, Suite B, Napa, CA 94558. Each of these documents is also available on our website, www.crimsonwinegroup.com.
PROPOSALS BY STOCKHOLDERS
Proposals that stockholders wish to include in our proxy statement and form of proxy for presentation at our 2019 annual meeting of stockholders must be received by us at Crimson Wine Group, 2700 Napa Valley Corporate Drive, Suite B, Napa, California 94558, Attention of Tina Hilger, Corporate Secretary, no later than February 8, 2019. Any stockholder proposal must be in accordance with the rules and regulations of the SEC.
Proposals to be presented at the 2019 annual meeting that are not intended for inclusion in the proxy statement, including director nominations, must be submitted in accordance with our bylaws. To be timely, a stockholder’s notice of such a proposal must be delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on the 150th day nor later than the close of business on the 120th day prior to the first anniversary date of this year’s annual meeting, which is to be held on July 20, 2018; provided, however, that in the event that the date of the 2019 annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 130 days prior to the date of such annual meeting, not later than the 10th day following the date on which public announcement of the date of such meeting is first made by the Company.
Any proxies solicited by the Board of Directors for the 2019 annual meeting may confer discretionary authority to vote on any proposals of which notice is not timely received.

By Order of the Board of Directors

Tina Hilger
Corporate Secretary

Annual Meeting Location

Pine Ridge Vineyards
5901 Silverado Trail
Napa, California

Directions

You may obtain directions to the Annual Meeting by visiting the Pine Ridge Vineyards website https://www.pineridgevineyards.com/visit-us/or by contacting Pine Ridge Vineyards at 800-575-9777

ANNUAL MEETING OF SHAREHOLDERS OF

# CRIMSON WINE GROUP, LTD.

**July 20, 2018**

## PROXY VOTING INSTRUCTIONS

**INTERNET** - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EDT the day before the meeting.

**MAIL** - Sign, date and mail your proxy card in the envelope provided as soon as possible.

**IN PERSON** - You may vote your shares in person by attending the Annual Meeting.

**GO GREEN** - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

| COMPANY NUMBER | |
|---|---|
| ACCOUNT NUMBER | |
| | |

**Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:**
The 2018 Proxy Statement and the 2017 Annual Report are available at http://crimsonwinegroup.investorroom.com/sec-filings.

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20730000000000000000 5 072018

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND "FOR" ITEM 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect seven (7) Directors.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ John D. Cumming
- ○ Joseph S. Steinberg
- ○ Avraham M. Neikrug
- ○ Douglas M. Carlson
- ○ Craig D. Williams
- ○ Francesca H. Schuler
- ○ Colby A. Rollins

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. Ratification of the selection of BPM LLP as independent auditors of the Company for the year ending December 31, 2018. | ☐ | ☐ | ☐ |

The undersigned hereby acknowledges receipt of the Notice of 2018 Annual Meeting of Shareholders, the Proxy Statement and the 2017 Annual Report to Shareholders furnished herewith.

Note: Such other business as may properly come before the meeting or any adjournment thereof.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

**Important Notice of Availability of Proxy Materials for the Shareholder Meeting of**

# CRIMSON WINE GROUP, LTD.

**To Be Held On:**

**July 20, 2018 at 10:00 a.m.**

**at Pine Ridge Vineyards, 5901 Silverado Trail, Napa, California**

| | |
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| COMPANY NUMBER | |
| ACCOUNT NUMBER | |
| CONTROL NUMBER | |

**This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.**

**If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 7/6/18.**

**Please visit http://crimsonwinegroup.investorroom.com/sec-filings, where the following materials are available for view:**

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

**TO REQUEST MATERIAL:** **TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)**
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**TO VOTE:**

**ONLINE:** To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

**IN PERSON:** You may vote your shares in person by attending the Annual Meeting.

**MAIL:** You may request a card by following the instructions above.

1. To elect seven (7) Directors.

NOMINEES:

John D. Cumming
Joseph S. Steinberg
Avraham M. Neikrug
Douglas M. Carlson
Craig D. Williams
Francesca H. Schuler
Colby A. Rollins

**Please note that you cannot use this notice to vote by mail.**

Note: Such other business as may properly come before the meeting or any adjournment thereof.

0

# CRIMSON WINE GROUP

**Proxy for Annual Meeting of Stockholders on July 20, 2018**

**Solicited on Behalf of the Board of Directors**

The undersigned hereby appoints John D. Cumming and Joseph S. Steinberg, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Crimson Wine Group, to be held on July 20, 2018 at Pine Ridge Vineyards, 5901 Silverado Trail, Napa, California, and at any adjournments or postponements thereof, as follows:

**(Continued and to be signed on the reverse side.)**

1.1 14475

**ANNUAL MEETING OF STOCKHOLDERS OF**

# CRIMSON WINE GROUP, LTD.

**July 20, 2018**

**GO GREEN**

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

**Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting**:
The 2018 Proxy Statement and the 2017 Annual Report are available at http://crimsonwinegroup.investorroom.com/sec-filings.

## Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730000000000000000 5 072018

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND "FOR" ITEM 2.**
**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE** ☒

1. To elect seven (7) Directors.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ John D. Cumming
- ○ Joseph S. Steinberg
- ○ Avraham M. Neikrug
- ○ Douglas M. Carlson
- ○ Craig D. Williams
- ○ Francesca H. Schuler
- ○ Colby A. Rollins

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. Ratification of the selection of BPM LLP as independent auditors of the Company for the year ending December 31, 2018. | ☐ | ☐ | ☐ |

The undersigned hereby acknowledges receipt of the Notice of 2018 Annual Meeting of Shareholders, the Proxy Statement and the 2017 Annual Report to Shareholders furnished herewith.

Note: Such other business as may properly come before the meeting or any adjournment thereof.

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.